SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement.

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒ Definitive Proxy Statement.

☐ Definitive Additional Materials.

☐ Soliciting Material Pursuant to Sec. 240.14a-12.

OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Proxy Materials

PLEASE CAST YOUR VOTE NOW

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Dear Shareholder:

A Special Meeting of Shareholders (the “Meeting”) of Oppenheimer International Small-Mid Company Fund, (the “Fund”) will be held at 1:00 p.m. Mountain Time on February 12, 2016, as may be adjourned or postponed, at the offices of the Fund located at 6803 South Tucson Way, Centennial, Colorado 80112.

The Meeting is being held for the purpose of seeking shareholder approval on a proposal to approve an amended investment advisory agreement for the Fund (the “Proposal”) that would increase the fees payable by the Fund to OFI Global Asset Management, Inc. (the “Manager”) thereunder (the “Amended Advisory Agreement”). As described further in the enclosed proxy statement, on November 17, 2015, the Fund’s Board of Trustees approved, subject to shareholder approval the Amended Advisory Agreement.

If the Proposal is approved at the Meeting it is expected that the Amended Advisory Agreement will become effective as soon as reasonably practicable.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL

WE URGE YOU TO VOTE PROMPTLY

YOUR VOTE IS IMPORTANT

Dated: January 4, 2016

By Order of the Board of Trustees

Arthur Gabinet, Secretary

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

QUESTIONS AND ANSWERS:

What proposal am I being asked to vote on?

You are being asked to approve an amended investment advisory agreement (the “Proposal”) for Oppenheimer International Small-Mid Company Fund to increase the fee rate payable by the Fund to OFI Global Asset Management, Inc. (the “Manager”). On November 17, 2015, the Board approved, subject to shareholder approval, an amended and restated investment advisory agreement between the Manager and the Fund (the “Amended Advisory Agreement”).

Has my Fund’s Board approved the Proposal?

Yes. The Board of Trustees (the “Board”) unanimously approved the Proposal and submits it for approval by shareholders.

Why am I being asked to approve the Amended Advisory Agreement?

The Manager requested that the Board approve an amendment of the existing investment advisory agreement between the Manager and the Fund in order to increase the advisory fee rate payable by the Fund, subject to shareholder approval, because, among other things: (1) it believes the advisory fee under the current Restated Investment Advisory Agreement (the “Current Fee”), which was established at the initial launch of the Fund in 1997, is no longer priced in line with the Fund’s peer group; (2) the Current Fee is below market and substantially lower than the fees charged to the Fund’s peers; (3) the Fund has outperformed its benchmark and its peers since its inception; (4) there continues to be an increase in the complexity of managing a fund focusing on international small- and mid-capitalization stocks due to the growing number of companies in the Fund’s investment universe, and the proposed fee increase ensures the Fund can remain well-resourced to meet evolving needs as the Fund grows and the complexity in managing the Fund increases; and (5) the proposed fee increase will allow the Manager to continue to provide high quality services while maintaining a competitive expense ratio for shareholders.

Will my vote make a difference?

Your vote is very important no matter how many shares you own and can make a difference in the management of the Fund. Your vote can help ensure that the proposals recommended by the Board can be implemented. Voting your shares early will eliminate the need for follow-up mail and telephone solicitation.

Who is paying for preparation, printing and mailing of the Proxy Statement?

The costs associated with the Proxy Statement, including the mailing and proxy solicitation costs, will be borne by the Manager.

When will the Meeting be held?

The Meeting will be held at 1:00 p.m. Mountain Time on February 12, 2016, unless it is adjourned.

Will the Fund’s Board attend the Meeting?

No. Members of the Fund’s Board are not required to attend the Meeting and do not plan to attend the Meeting.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy ballot, and mailing the proxy ballot in the enclosed postage paid envelope. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot and accompanying materials. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call our proxy information line toll-free at 1-866-796-7172.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

_________________________

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

_________________________

A Special Meeting of Shareholders of Oppenheimer International Small-Mid Company Fund (the “Fund”) will be held at 1:00 p.m. Mountain Time on February 12, 2016, as may be adjourned from time to time (the “Meeting”), at the offices of the Fund located at 6803 South Tucson Way, Centennial, Colorado 80112. The purpose of the Meeting is to seek shareholder approval of the proposal recently approved by the Fund’s Board of Trustees (the “Board”). At the Meeting, shareholders will be asked to vote on the following proposal (the “Proposal”):

(1)	To approve an amended investment advisory agreement for the Fund.

Shareholders will also be asked to transact any other business as may properly come before the Meeting.

The Proposal referenced above is discussed in the Proxy Statement attached to this Notice. Only shareholders of record who owned shares of the Fund at the close of business on December 7, 2015 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Please be certain to sign, date and return each proxy card you receive. Please read the full text of the enclosed Proxy Statement for a complete understanding of the Proposal.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL

WE URGE YOU TO VOTE PROMPTLY

YOUR VOTE IS IMPORTANT

Dated: January 4, 2016

By Order of the Board of Trustees

Arthur Gabinet, Secretary

____________________________________________________________________________________

PLEASE HELP YOUR FUND AVOID THE EXPENSES OF ADDITIONAL SOLICITATIONS BY VOTING TODAY

TABLE OF CONTENTS

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

Proposal: To approve an amended advisory agreement between the Fund and OFI Global Asset Management, Inc.

Information Regarding the Fund

Appendix A: Form of Amended and Restated Investment Advisory Agreement Between the Fund and OFI Global Asset Management, Inc.

_____________________________

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

_____________________________________

Special Meeting of Shareholders to be Held on February 12, 2016

This is a Proxy Statement for Oppenheimer International Small-Mid Company Fund (the “Fund”). The Fund is soliciting proxies for a Special Meeting of Shareholders of the Fund to approve a proposal that have already been unanimously approved by the Fund’s Board of Trustees (the “Board”).

This Proxy Statement asks for your vote on a proposal affecting your Fund. The Fund will hold a Special Meeting of Shareholders on February 12, 2016 at 1:00 p.m. Mountain Time, as may be adjourned from time to time (the “Meeting”). The Meeting will be held at the offices of the Fund located at 6803 South Tucson Way, Centennial, Colorado 80112 in order to consider the proposals described in this Proxy Statement.

Shareholders of record who owned shares of the Fund at the close of business on December 7, 2015 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. Please be certain to sign, date and return the proxy card you receive. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they owned on the Record Date.

You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy information line toll-free at 1-866-796-7172. The Fund expects to mail the Notice of Special Meeting, this Proxy Statement and proxy ballot to shareholders on or about January 4, 2016.

The Fund, which is organized as a Delaware statutory trust, is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). OFI Global Asset Management, Inc. (the “Manager”), 225 Liberty Street, New York, New York 10281, serves as the Fund's investment adviser. OppenheimerFunds, Inc. (the "Sub-Adviser"), 225 Liberty Street, New York, New York 10281, serves as its sub-adviser.

The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”).  The SEC maintains a website that contains information about the Fund (www.sec.gov).  You can inspect and copy the proxy material, reports and other information at the public reference facilities of the SEC, 100 F Street NE, Washington, D.C.  20549. You can also obtain copies of these materials from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 100 F Street NE, Washington, D.C., 20549, at prescribed rates.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON FEBRUARY 12, 2016. The Notice of Special Meeting of Shareholders and this Proxy Statement are available at www.proxyonline.com/docs/OppenheimerIntSmallMidCo.pdf

The Annual Report to Shareholders of the Fund has previously been sent to shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost.  To request a report, please call the Fund toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado  80217-5270.

PROPOSAL: To approve the Amended Advisory Agreement

The only item of business that the Fund expects will come before the Special Meeting is the proposal to amend the Restated Investment Advisory Agreement (the “Amended Advisory Agreement”) between the Fund and the Manager to increase the advisory fee rate payable by the Fund to the Manager. For the reasons discussed below, the Board has approved the Proposal, and submits it for approval by the Fund’s shareholders.

PROPOSAL

TO APPROVE THE AMENDED ADVISORY AGREEMENT

The purpose of this Proposal is to approve the Amended Advisory Agreement between the Manager and the Fund. A general description of the Amended Advisory Agreement is included below. The terms of the Amended Advisory Agreement are materially identical to those of the current investment advisory agreement it replaces (the “Current Advisory Agreement”), except that, if approved, the advisory fee rate payable by the Fund under the Amended Advisory Agreement will be higher than the rate payable under the Current Advisory Agreement.

Under the Current Advisory Agreement, dated January 1, 2013, the Manager is paid a fee, computed on an aggregate net asset value of the Fund as of the close of each business day and payable monthly, at the following annual rates: 0.80% on the first $250 million of aggregate net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $4 billion, and 0.65% of aggregate net assets over $6 billion (the “Current Fee”). Pursuant to the Amended Advisory Agreement, the proposed fee would be 1.00% on the first $500 million of aggregate net assets, 0.95% of the next $500 million, 0.92% on the next $4 billion, and 0.90% on aggregate net assets over $5 billion (the “Proposed Fee”). There are no other changes being proposed to the Current Advisory Agreement and the Fund’s investment objective will not change.

The Manager requested the change in the advisory fee rate and recommended the Proposal to the Board because, among other things, (1) it believes the Current Fee, which was established at the initial launch of the Fund in 1997, is no longer priced in line with the Fund’s peer group; (2) the Current Fee is below market and substantially lower than the fees charged to the Fund’s peers; (3) the Fund has outperformed its benchmark and its peers since its inception; (4) there continues to be an increase in the complexity of managing a fund focusing on international small- and mid-capitalization stocks due to the growing number of companies in the Fund’s investment universe, and the proposed fee increase ensures the Fund can remain well-resourced to meet evolving needs as the Fund grows and the complexity in managing the Fund increases; and (5) the proposed fee increase will allow the Manager to continue to provide high quality services while maintaining a competitive expense ratio for shareholders.

The Board of the Fund approved the continuation of the Current Advisory Agreement at an in-person meeting held on September 21, 2015 and the Amended Advisory Agreement at an in-person meeting held on November 17, 2015. The factors that the Board considered in approving the Amended Advisory Agreement are set forth below under “Board Considerations.” Shareholder approval of the Amended Advisory Agreement must also be obtained, and the Board has authorized seeking such approval. The form of the Amended Advisory Agreement is included in Appendix A.

The Fund’s investment advisory agreement with the Manager was last approved by the Fund’s initial shareholder on November 17, 1997, in connection with the organization of the Fund. The Current Advisory Agreement was approved by the Board at an in-person meeting held on September 21, 2015, in connection with the Board’s annual review of the Fund’s investment advisory agreement. The Manager is responsible for overseeing the Sub-Adviser’s day-to-day management of the Fund.

Investment Adviser

The Manager serves as the investment adviser to the Oppenheimer family of funds, including the Fund.

The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI”), which in turn, is a wholly-owned subsidiary of Oppenheimer Acquisition Corp (“OAC”). OAC is wholly-owned by MM Asset Management Holding LLC, which in turn is 96% owned by MassMutual Holding LLC, which in turn is wholly-owned by Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a mutual life insurance company that, together with its other subsidiaries, comprises a global, growth-oriented, diversified financial services organization providing life insurance and other financial products and services. The address of OAC is 225 Liberty Street, New York New York 10281. The address of MM Asset Management Holding LLC, MassMutual Holding LLC and MassMutual is 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Proposed Change to Investment Advisory Fee

Under the Current Advisory Agreement, dated January 1, 2013, the Manager is paid a fee, computed on an aggregate net asset value of the Fund as of the close of each business day and payable monthly, at the following annual rates: 0.80% on the first $250 million of aggregate net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $4 billion, and 0.65% of aggregate net assets over $6 billion. The Manager has also agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. For the fiscal year ended August 31, 2015, the Fund’s advisory fee, as a percent of average daily net assets of the Fund, was 0.70%, before any applicable waivers. For the fiscal year ended August 31, 2015, the Fund paid a total of $23,664,709 in management fees to the Manager.

Pursuant to the Amended Advisory Agreement, the proposed fee would be 1.00% on the first $500 million of aggregate net assets, 0.95% of the next $500 million, 0.92% on the next $4 billion, and 0.90% on aggregate net assets over $5 billion. The Manager has also agreed to continue to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. These fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The annual management fee rate for the fiscal year ended August 31, 2015 would have been 0.93%, which is reflected in the pro forma fee and expense tables below. The amount of investment advisory fees that the Fund would have paid to the Manager during the fiscal year ended August 31, 2015, if the advisory fee rate proposed under the Amended Advisory Agreement had been in effect is $31,434,304. The percentage difference between the dollar amount of advisory fees collected under the Current Advisory Agreement for the fiscal year ended August 31, 2015, and the dollar amount of investment advisory fees that the Fund would have paid to the Manager during the fiscal year ended August 31, 2015, if the proposed advisory fee rate had been in effect, is 33%.

The chart below compares the actual fees paid to the Manager for the fiscal year ended August 31, 2015 to a hypothetical example of the amount of fees that would have been paid had the Amended Advisory Agreement had been in place, and also shows the percentage difference between the actual and pro forma values.

Actual Fees Paid	Pro Forma Fees	Percentage Difference
$23,664,709	$31,434,304	33%

The tables below provide the current annual fund operating expenses of the Fund, as well as the proposed annual fund operating expenses.

Current Annual Fund Operating Expenses

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.25%	0.24%	0.25%	0.25%	0.25%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.95%	1.96%	1.46%	0.96%	0.77%
Fee Waiver and/or Expense Reimbursement[1]	(0.01%)	(0.01%)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.94%	1.95%	1.45%	0.95%	0.76%
1.	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Proposed Annual Fund Operating Expenses

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class R	Class Y	Class I
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the lower of original offering price or redemption proceeds)	None	5%	1%	None	None	None
Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.93%	0.93%	0.93%	0.93%	0.93%	0.93%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.25%	0.24%	0.25%	0.25%	0.25%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.44%	2.18%	2.19%	1.69%	1.19%	1.00%
Fee Waiver and/or Expense Reimbursement[2]	(0.01%)	(0.01%)	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.43%	2.17%	2.18%	1.68%	1.18%	0.99%
1.	Expenses have been restated to reflect increased Management Fees.
2.	The Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period during which such fee waivers and/or expense reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your expenses would be as follows:

Example (Current Annual Fund Operating Expenses)

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$ 691	$ 938	$1,205	$ 1,964	$ 691	$ 938	$1,205	$ 1,964
Class B	$ 699	$ 917	$1,261	$ 1,922	$ 199	$ 617	$1,061	$ 1,922
Class C	$ 300	$ 620	$1,067	$ 2,307	$ 200	$ 620	$1,067	$ 2,307
Class R	$ 149	$ 464	$ 802	$ 1,758	$ 149	$ 464	$ 802	$ 1,758
Class Y	$ 97	$ 306	$ 532	$ 1,183	$ 97	$ 306	$ 532	$ 1,183
Class I	$ 78	$ 246	$ 428	$ 957	$ 78	$ 246	$ 428	$ 957

Example (Proposed Annual Fund Operating Expenses)

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,006	$1,321	$2,211	$713	$1,006	$1,321	$2,211
Class B	$722	$988	$1,381	$2,174	$222	$688	$1,181	$2,174
Class C	$323	$692	$1,186	$2,550	$223	$692	$1,186	$2,550
Class R	$172	$536	$924	$2,014	$172	$536	$924	$2,014
Class Y	$121	$379	$657	$1,451	$121	$379	$657	$1,451
Class I	$101	$319	$554	$1,230	$101	$319	$554	$1,230

Description of Current Advisory Agreement and Amended Advisory Agreement

The Board approved the renewal of the Current Advisory Agreement, dated January 1, 2013, at an in-person meeting held on September 21, 2015 and the Amended Advisory Agreement at an in-person meeting held on November 17, 2015 (each, an “Advisory Agreement” and together, the “Advisory Agreements”). Approval by the Fund’s initial shareholder was obtained on November 17, 1997, in connection with the organization of the Fund. Set forth below is a general description of the terms of the Current Advisory Agreement and the Amended Advisory Agreement. The terms of the Amended Advisory Agreement are materially identical to the Current Advisory Agreement, except with respect to the advisory fee rate payable by the Fund. The following is a description of the material terms of the Amended Advisory Agreement. The form of Amended Advisory Agreement is attached to this proxy as Appendix A.

Investment Advisory Services. In accordance with the terms of each Advisory Agreement, the Manager, subject to the supervision of the Board and the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and Statement of Additional Information will (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of the Advisory Agreement, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

The Advisory Agreements require the Manager to, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the SEC; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund's shareholders and the composition of such registration statements as may be required by federal securities laws for continuous public sale of shares of the Fund. The Advisory Agreements require the Manager, at its own cost and expense, to also provide the Fund with adequate office space, facilities and equipment.

Advisory Fees. The Advisory Agreements describe the expenses that the Fund is responsible for paying to conduct its business. Under the Current Advisory Agreement, the Manager is paid a fee an annual rate that declines on additional assets as the Fund grows: 0.80% on the first $250 million of aggregate net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $4 billion, and 0.65% of aggregate net assets over $6 billion. Under the Amended Advisory Agreement, the Fund will pay the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.00% on the first $500 million of aggregate net assets, 0.95% of the next $500 million, 0.92% on the next $4 billion, and 0.90% on aggregate net assets over $5 billion. Expenses not expressly assumed by the Manager under the Advisory Agreements, or by the distributor of the Fund’s shares, are paid by the Fund, such as interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, certain printing and registration costs and non-recurring expenses, including litigation.

Liability. Each Advisory Agreement states that provided that nothing in the Advisory Agreement shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Advisory Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Advisory Agreement relates.

Term. Each Advisory Agreement states that unless earlier terminated, the Advisory Agreement shall remain in effect from year to year, so long as such continuance shall be approved at least annually by the Fund's Board of Trustees, including the vote of the majority of the trustees of the Fund who are not parties to the Advisory Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund and by such a vote of the Fund's Board of Trustees.

Termination. Each Advisory Agreement states that it may be terminated (i) by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days' written notice to the Manager (which notice may be waived by the Manager) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Trustees of the Fund then in office or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding voting securities of the Fund. Each Advisory Agreement also states that the Advisory Agreement shall automatically and immediately terminate in the event of its "assignment," as defined in the Investment Company Act.

Use of “Oppenheimer” Name. The Advisory Agreements permit the Manager to act as an investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Board Considerations

To assist the members of the Fund’s Board (the “Board Members”) in their consideration of the Amended Advisory Agreement, the Board Members received in advance of their meeting certain materials and information. In addition, the Board Members who are not interested persons of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Investment Company Act”)) (the “Independent Board Members”) consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Among other matters, the Board considered:

(a)	the nature, extent and quality of services provided by the Manager under the Current Advisory Agreement and would continue to provide under the Amended Advisory Agreement, and that the Current Fee, which was established 18 years ago, is no longer in line with the Fund’s peers;
(b)	the performance of the Fund and the Manager;
(c)	consideration of the Proposed Fee and the cost of providing services to the Fund and the need to ensure that the Fund is well resourced to meet the increasing complexity involved in managing the Fund;
(d)	the extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale;
(e)	comparable fees and expense ratios (on an existing and pro forma basis), including advisory fees paid by other funds advised by the Manager; and
(f)	that the Manager would bear the costs of obtaining shareholder approval of the Amended Advisory Agreement.

The Board, including a majority of the Independent Board Members, found that the Proposed Fee and terms of the Amended Advisory Agreement would have been approved if the Fund was newly formed as within the range of fees that could have been negotiated at arms’ length, based on the comparative fee information provided by the Manager as discussed in detail below; and that the Fund’s superior investment performance since it commenced operations in 1997 was such that the Manager was entitled to seek and receive Board approval of the Proposed Fee, subject to approval by Fund shareholders.

In connection with their consideration of the Amended Advisory Agreement on November 17, 2015, the Board noted that Board had also performed an annual review and approval of the Current Advisory Agreement at their September 21, 2015 meeting and that, in 2012, had initially approved the Current Advisory Agreement. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Manager had the capabilities, resources and personnel necessary to provide the services to the Fund required under the Current Advisory Agreement. The Trustees noted that the Board also had considered the cost to the Manager of providing those services, potential economies of scale as the Fund’s assets grow, the performance of the Fund relative to its respective benchmark and to other similar funds, the expenses paid by similar funds and such other matters as the Board had considered relevant in the exercise of their reasonable judgment. The Trustees noted that, in their consideration of the Amended Advisory Agreement, they relied upon the information provided to them in connection with their most recent approval of the Current Advisory Agreement. The Trustees further noted that the Manager confirmed that there were no material changes to such previously provided information.

The Independent Trustees received and considered responses by the Manager to inquiries requesting information regarding: the Manager’s structure, operations, financial resources and key personnel; the Manager’s compliance program, code of ethics, trading policies and key management and investment personnel, including the Fund’s portfolio managers; and any anticipated changes to the management or operations of the Board and the Fund, including, if applicable, any changes to the Fund’s service providers; and the proposed changes to the advisory fees and expense structure. The Board also reviewed information that included the investment performance during the period ended December 31, 2014, and the fees and expenses of the Fund for various periods ended December 31, 2014, as compared to the Fund’s benchmark, the MSCI All Country World Ex U.S. Small Cap Net Index, and other mutual funds that invest in small and mid-company international stocks which comprise the “Morningstar Foreign Small/Mid Growth” category of funds compiled by Morningstar, a third-party provider of such data.

In considering the information and materials described above, the Independent Trustees received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the Amended Advisory Agreement and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees discussed with the Board the memorandum provided to the Board in connection with the renewal of the Current Advisory Agreement in September 2015 regarding its responsibilities pertaining to the approval.

In voting to approve the Amended Advisory Agreement, the Board considered the overall fairness of the Amended Advisory Agreement and factors it deemed relevant, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Manager, (ii) the investment performance of the Fund and the Manager’s investment personnel who would manage the Fund, (iii) the proposed fees and expenses of the Fund, including comparative expense information, (iv) the projected profitability of the Fund to the Manager and its affiliates; (v) whether the projected economies of scale would be realized as the Fund grows and whether the proposed breakpoints or any other breakpoints are appropriate and (vi) other benefits that may accrue to the Manager from its relationship with the Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain of the factors that were considered by the Board in deciding to approve the Amended Advisory Agreement.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of the services to be provided by the Manager under the Amended Advisory Agreement, the Board Members determined that these factors supported the payment of competitive fees to the Manager. In particular, The Board also considered the qualifications, experience and responsibilities of the portfolio manager of the Fund and other personnel responsible for providing advisory services to the Fund.

The Board further considered that there has been a significant increase in the complexity involved in managing a mutual fund focusing on international small- and mid-capitalization stocks, due to the increase in the number of companies in the small- and mid-cap universe. In addition, the Board considered the potential increase in costs to managing the Fund due to the growing investment universe and increased complexity. The Board noted that, in the Manager’s view, the increase in the fee rate for the Fund will allow the Manager to continue to provide high quality services over time as the investment universe continues to grow and complexity increases, while maintaining a competitive expense ratio for shareholders.

Investment Performance of the Fund and the Manager. Throughout the year, the Manager provided information on the investment performance of the Fund, the Manager and the Fund’s sub-adviser, OppenheimerFunds, Inc., including comparative performance information. The Board also reviewed information, prepared by the Manager and by an independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the Morningstar Foreign Small/Mid Growth Category (the “Peer Group”) in connection with its consideration of the renewal of the Current Advisory Agreement in 2015. The Board noted that the Fund’s performance was better than its category median for the one-year, three-year, five-year and 10-year periods ended December 31, 2014.

Proposed Fee and the Costs of Services by the Manager. The Board received and reviewed information regarding the Current Fee and the Proposed Fee. The Board evaluated the comparability of the Current Fee and total expense ratios, on an existing and pro forma basis to that of other comparable funds. The Board considered that, based on the information provided by the Manager in connection with the renewal of the Current Advisory Agreement in 2015, the Fund’s current contractual management fees and total expenses, before waivers, were lower than the Fund’s peer group median and category median as of December 31, 2014. The Board also considered that the advisory fee rate in the Amended Advisory Agreement would increase up to 20 basis points from the Current Advisory Agreement at its first breakpoint, and realigning the remaining breakpoints, but that even with the proposed increase in the management fee, it would be lower than the median and average pricing in the Fund’s peer group consisting of the Fund’s closest set of competitors provided by the Manager as of October 21, 2015 (“Expense Peer Group”). The Board also considered that the Fund’s proposed total expenses would be lower than the median and average expenses in the Fund’s Expense Peer Group. The Board also considered the various expense components of the Fund and noted that the Manager has agreed to continue to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in funds managed by the Manager or its affiliates. The Board noted that these fee waivers and/or expense reimbursements may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that it is possible that such limitations or waivers may not apply in the future, and that operating expenses may increase in the future.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize, and share with the Fund, economies of scale in managing and supporting the Fund. The Board considered that in September 2015 it had reviewed profitability information about the Manager’s costs with respect to managing the Fund.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the Independent Board Members meeting separately from the full Board, assisted by experienced counsel to the Fund and to the Independent Board Members. Fund counsel and the Independent Board Members’ counsel are independent of the Manager within the meaning and intent of the applicable Securities and Exchange Commission rules. On the basis of these considerations, the Board Members determined that the Fund will continue to prove high quality services while maintaining a competitive expense ratio when compared to its peers under the advisory fees to be received by the Manager under the Amended Advisory Agreement, and the Board, including a majority of the Independent Board Members, decided to approve the Amended Advisory Agreement. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Amended Advisory Agreement, including the advisory fees, in light of all the surrounding circumstances.

Additional Information

Investment Manager, Principal Underwriter and Distributor

OFI Global Asset Management, Inc. (the “Manager”), 225 Liberty Street, New York, New York 10281, serves as the Fund's investment adviser and also acts as the Fund’s Transfer Agent. OppenheimerFunds, Inc. (the "Sub-Adviser"), 225 Liberty Street, New York, New York 1028, serves as its sub-adviser. OppenheimerFunds Distributor, Inc., located at 225 Liberty Street, 11th Floor, New York, New York 10281, serves as the Fund’s principal underwriter and distributor. Shareholder Services, Inc. doing business as OppenheimerFunds Services, serves as the Fund’s sub-transfer agent and is located at P.O. Box 5270 Denver, Colorado 80217.

Officers of the Fund. Information is given below about the officers of the Fund, including their business experience during the past five years. All such officers of the Fund, with the exception of Rezo Kanovich, hold the same offices with the other Oppenheimer funds in the OppenheimerFunds family of funds. The address for Messrs. Edwards, Gabinet, Kanovich and Mss. Bloomberg, Picciotto and Sexton is 225 Liberty Street, New York, NY 10281-1008. The address for Messrs. Kennedy, Legg, O’Donnell and Wixted and Mss. Burley, LaFond and Miller is 6803 S. Tucson Way, Centennial, CO 80112-3924.

Name, Year of Birth, Position(s), Length of Service	Principal Occupation(s) During the Past 5 Years
Arthur P. Steinmetz (1958) Trustee, President and Principal Executive Officer of the Fund since September 16, 2014	Chairman of the Sub-Adviser (since January 2015). CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser's parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).
Mary Ann Picciotto (1973) Chief Compliance Officer and Chief Anti-Money Laundering Officer since 2013	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).
Jennifer Sexton (1969) Vice President and Chief Business Officer since 2014	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998).
Brian W. Wixted (1959) Treasurer and Principal Financial and Accounting Officer since 2012	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008).
Julie Burley (1981) Assistant Treasurer since 2013	Vice President of the Manager (since October 2013). Previously held the following positions at Deloitte & Touche: Senior Manager (September 2010-October 2013), Manager (September 2008-August 2010), and Audit Senior (September 2005-August 2008).
James A. Kennedy (1958) Assistant Treasurer since 2012	Senior Vice President of the Manager (since January 2013); Senior Vice President of the Sub-Adviser (September 2006-December 2012.)
Jan Miller (1963) Assistant Treasurer since 2012	Assistant Vice President of the Manager (since 2013); Assistant Vice President of the Sub-Adviser (2005-December 2012); Assistant Vice President in the Sub-Adviser's Fund Accounting department (November 2004 to March 2006).
Mathew O'Donnell (1967) Assistant Treasurer since 2012	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (January 2008-December 2012); Accounting Policy Director of the Sub-Adviser (May 2007-March 2012).
Arthur S. Gabinet (1958) Secretary and Chief Legal Officer since 2012	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005).
Lisa I. Bloomberg (1968) Assistant Secretary since 2012	Senior Vice President and Deputy General Counsel of the Manager (since January 2013); Senior Vice President (February 2010-December 2012) and Deputy General Counsel (May 2008-December 2012) of the Sub-Adviser; Vice President (May 2004-January 2010) and Associate Counsel of the Sub-Adviser (May 2004-May 2008).
Randy G. Legg (1965) Assistant Secretary since 2012	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (June 2005-December 2012) and Senior Counsel (March 2011-December 2012) of the Sub-Adviser; Associate Counsel (January 2007-March 2011) of the Sub-Adviser.
Taylor V. Edwards (1967) Assistant Secretary since 2012	Vice President and Senior Counsel of the Manager (since January 2013); Vice President (February 2007-December 2012) and Senior Counsel (February 2012-December 2012) of the Sub-Adviser; Associate Counsel (May 2009-January 2012); Assistant Vice President (January 2006-January 2007) and Assistant Counsel (January 2006-April 2009) of the Sub-Adviser.
Gloria J. LaFond (1945) Blue Sky Officer since 2012	Assistant Vice President of the Manager (since January 2013); Assistant Vice President (January 2006-December 2012) of the Sub-Adviser.
Rezo Kanovich (1975) Vice President since 2012

Vice President of the Manager (since May 2009); Vice President of the Fund (since January 2012; Senior Research Analyst of the Manager (2007 - 2009) and a Research Analyst of the Manager (2005 - 2007).

The names and principal occupations of the Manager’s key personnel are set forth below. Unless otherwise indicated, the business address of each person listed below is 225 Liberty Street, New York, New York 10281.

NAME	Principal Occupation
Arthur P. Steinmetz	President, Chairman, Chief Executive Officer and Director
Krishna K. Memani	Executive Vice President
David M. Pfeffer	Director, Executive Vice President and Chief Financial Officer
John C. McDonough	Director
Arthur S. Gabinet	Executive Vice President, Chief Legal Officer and Secretary
Kristie M. Feinberg	Senior Vice President and Treasurer
Mary Ann Picciotto	Senior Vice President and Chief Compliance Officer

Amounts paid to the Manager and to affiliates of the Manager during the fiscal year ended August 31, 2015 by the Fund and the services for which the amounts were paid were as follows:

Transfer Agent	12b-1 Fees
$5,658,654	$4,003,554

These services will continue to be provided after the Amended Advisory Agreement is approved.

Brokerage Information

During the fiscal year ended August 31, 2015, the Fund paid $2,372,542.41 in commissions to firms that provide brokerage and research services to the Fund including security transactions placed with affiliates of the Fund, the Manager or the Sub-Adviser. The Fund did not pay any commissions to affiliated broker-dealers.

Shareholder Approval

To become effective with respect to the Fund, the Amended Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the Investment Company Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The Amended Advisory Agreement was approved by the Independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

 Consequences if Proposal 1 is not adopted

If the Amended Advisory Agreement is not approved by the Fund’s shareholders, the Manager will continue to manage the Fund under the Current Advisory Agreement. The Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

THE BOARD UNANIMOUSLY APPROVED THE AMENDED ADVISORY AGREEMENT AND SUBMITS IT FOR YOUR APPROVAL

Information Regarding the Fund

Shares Outstanding: At the close of business on the Record Date there were 156,569,245.284 total shares of the Fund outstanding. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial Owners: Occasionally, the number of shares of the Fund held in “street name” accounts of various securities dealers for the benefit of their clients as well as the number of shares held by other shareholders of record may exceed 5% of the total shares outstanding. As of the Record Date, to the best of the Fund’s knowledge, the shareholders listed below owned of record or beneficially owned 5% or more of a class of the outstanding voting shares of the Fund.

Name	Address	% Owned	Share Class
Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4122	35.37%	A
National Financial Services LLC For Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York, NY 10281-1003	10.81%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.27%	A
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	9.94%	B
Morgan Stanley & Co Attn Mutual Funds Operations	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	13.15%	C
MLPF&S For the Sole Benefit of its Customers	Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	9.01%	C
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	8.64%	C
First Clearing LLC Special Custody Account	2801 Market Street St. Louis, MO 63103	7.50%	C
National Financial Services LLC For Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York, NY 10281-1003	6.78%	C
Brown Brothers Harriman & Co FBO Oppenheimer International Diversified Fund	Attn: Bradley Hebert 6801 S. Tucson Way Ste 100 Centennial, CO 80112-4132	53.95%	I
Brown Brothers Harriman & Co FBO Oppenheimer Portfolio Series Active Allocation	Attn: Bradley Hebert 6801 S. Tucson Way Ste 100 Centennial, CO 80112-4132	5.63%	I
National Financial Services LLC For Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York, NY 10281-1003	5.39%	I
Brown Brothers Harriman & Co FBO Oppenheimer Portfolio Series Equity Investor Fund	Attn: Bradley Hebert 6801 S. Tucson Way Ste 100 Centennial, CO 80112-4132	5.04%	I
Sammons Financial Network	4546 Corporate Drive Ste 100 West Des Moines, IA 50266-5911	18.38%	R
Morgan Stanley & Co Attn Mutual Funds Operations	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	14.34%	Y
Charles Schwab & Co Inc Special Custody Account for the Exclusive Benefit of Customers	Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4122	13.28%	Y
National Financial Services LLC For Exclusive Benefit of Customers	200 Liberty Street One World Financial Center Attn: Mutual Funds 5th Floor New York, NY 10281-1003	10.54%	Y
First Clearing LLC Special Custody Account	2801 Market Street St. Louis, MO 63103	9.60%	Y
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.93%	Y
UBS WM USA Omni Account M/F	Attn: Department Manager 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055	7.29%	Y
MLPF&S For the Sole Benefit of its Customers	Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	5.99%	Y

Any shareholder who holds beneficially 25% or more of the Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of the other shareholders. As of the Record Date, there were no shareholders who held beneficially 25% or more of the Fund.

As of the Record Date, the Trustees and Officers of the Fund, individually and as a group, owned beneficially less than 1% of the Fund.

 Section 16(a) Beneficial Ownership Reporting Compliance: The Fund is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 by any member of the Board or officer of the Fund.

Procedural Information Related to this Proxy Solicitation

Solicitation of Proxies

The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Manager or one of its affiliates or subsidiaries who will not receive any compensation from the Fund for such solicitation. The Manager has engaged AST Fund Solutions (“AST”), 48 Wall Street, New York, NY 10005, a proxy solicitation firm, to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $15,000 in connection with the solicitation of proxies. The Manager will bear the costs, fees and expenses incurred by the Fund in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, for fees and expenses of attorneys relating to the Proxy Statement, and other fees and expenses incurred by the Fund, if any, in connection with the Proposal.

Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. The Manager will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Proxy Statement and proxy materials to the beneficial owners of the Fund’s shares.

If a shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided, via the internet or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may call our proxy information line toll-free at 1-866-796-7172.  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled “Revoking a Proxy.”

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Internet Voting. You may also vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Voting By Broker-Dealers.  Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. Broker-dealer firms will not be permitted voting authority with respect to proxies for which no instructions have been received from their customers and clients in connection with the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the Proposal 1may be deemed an instruction to vote against such Proposal.

If you hold shares of the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on the proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer, service agent or participating insurance company specific instructions as to how you want your shares to be voted.

A “broker non-vote” is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as shares for which voting instructions from the Fund’s other shareholders have been timely received.

Voting, Quorum Requirement and Adjournments

Shareholders of record on the Record Date are entitled to be present and to vote at each Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Regardless of the class of shares they own, shareholders of the Fund will vote as a single class on the Proposal.

With respect to the Fund, the presence in person or by proxy of one-third or more of the Fund’s shares issued and outstanding and entitled to vote on the Record Date constitutes a quorum. Such a quorum must be present for the transaction of business with respect to the Proposal.

In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal is not received, the chairman of the Meeting may propose one or more adjournments to permit further solicitation of proxies. No shareholder vote is required for adjournment. A shareholder vote may be taken on the Proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received for such Proposal and it is otherwise appropriate.

Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present. Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST the Proposal for which the required vote is an Investment Company Act Majority (as defined below) of a Fund.

Required Vote

Approval with respect to the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Investment Company Act (“Investment Company Act Majority”) of the Fund entitled to vote on the Proposal. For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of the Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of the Fund present at a Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of the Fund.

How Proxies Will Be Voted

How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on the proposal, your shares will be voted “FOR” the Proposal.

Revoking a Proxy.  You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, (3) telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

Shareholder Proposals.  The Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be included in a proxy statement for a future meeting of shareholders of the Fund must be received at the offices of the Fund, 6803 South Tucson Way, Centennial, Colorado 80112, a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement. The persons named as proxies in future proxy materials of the Fund may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent shareholder meeting if written notice of such proposal has not been received by the Fund a reasonable period of time before the Board Members’ solicitation relating to such meeting is made.

Shareholder Communication to the Board

Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees and may submit their correspondence by mail to the Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Board Member, the shareholder should so indicate.

Board members are not required to attend the Meeting nor do they plan to attend the Meeting.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund has previously been sent to shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual report (if available) is available at no cost. To request a report, please call the Fund toll-free at 1-800-CALL OPP (1-800-225-5677), or write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado  80217-5270.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each report to shareholders having the same last name and address on the Fund’s records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1.800.647.7374.  You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

Other Matters

The Board Members do not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Board Members and the Manager are not aware of any other matters to be brought before the Meeting by others.  Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees

Arthur Gabinet, Secretary

January 4, 2016

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 12, 2016

The undersigned, revoking prior proxies, hereby appoints Julie Burley, Jan Miller and Mathew O’Donnell, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Oppenheimer International Small-Mid Company Fund (the “Fund”) to be held at 6803 South Tucson Way, Centennial, Colorado, 80112, on February 12, 2016 at 1:00 p.m. Mountain Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 12, 2016. The Proxy Statement is also available at www.proxyonline.com/docs/OppenheimerIntSmallMidCo.pdf

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

_______________________________________________________________

SIGNATURE (AND TITLE IF APPLICABLE) DATE

_______________________________________________________________

SIGNATURE (IF HELD JOINTLY) DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

		FOR	AGAINST	ABSTAIN
PROPOSAL:
1.	To approve an amended advisory agreement between the Fund and OFI Global Asset Management, Inc.	O	O	O

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

FORM OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

 AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT made as of the ___ day of ______________, 2016, by and between OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND (the “Fund”), and OFI Global Asset Management, Inc. (“OFI Global”).

WHEREAS, the Fund is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940 (the “Investment Company Act”), and OFI GLOBAL is an investment adviser registered as such with the Commission under the Investment Advisers Act of 1940; and

WHEREAS, this Agreement amends the Restated Investment Advisory Agreement dated September 9, 2013, by and between the Fund and OFI GLOBAL;

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1. General Provision.

The Fund hereby employs OFI GLOBAL and OFI GLOBAL hereby undertakes to act as the investment adviser of the Fund and to perform for the Fund such other duties and functions as are hereinafter set forth. OFI GLOBAL shall, in all matters, give to the Fund and its Board of Trustees the benefit of its best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to (i) the provisions of the Investment Company Act and any rules or regulations thereunder; (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Declaration of Trust and By-Laws of the Fund as amended from time to time; (iv) policies and determinations of the Board of Trustees of the Fund; (v) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Fund’s shareholders; and (vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time. The appropriate officers and employees of OFI GLOBAL shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Fund with respect to any matters dealing with the business and affairs of the Fund including the valuation of any of the Fund’s portfolio securities which are either not registered for public sale or not being traded on any securities market.

2. Investment Management.

(a) OFI GLOBAL shall, subject to the direction and control by the Fund’s Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; and (iii) arrange, subject to the provisions of paragraph “7” hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

(b) Provided that the Fund shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph “7” hereof, OFI GLOBAL may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(c) Provided that nothing herein shall be deemed to protect OFI GLOBAL from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Agreement, OFI GLOBAL shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

(d) Nothing in this Agreement shall prevent OFI GLOBAL or any officer thereof from acting as investment adviser for any other person, firm or corporation and shall not in any way limit or restrict OFI GLOBAL or any of its directors, officers or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by OFI GLOBAL of its duties and obligations under this Agreement and under the Investment Advisers Act of 1940.

3. Other Duties of OFI GLOBAL.

OFI GLOBAL shall, at its own expense, provide and supervise the activities of all administrative and clerical personnel as shall be required to provide effective corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required; the preparation and filing of such reports with respect thereto as shall be required by the Commission; composition of periodic reports with respect to its operations for the shareholders of the Fund; composition of proxy materials for meetings of the Fund’s shareholders and the composition of such registration statements as may be required by federal securities laws for continuous public sale of shares of the Fund. OFI GLOBAL shall, at its own cost and expense, also provide the Fund with adequate office space, facilities and equipment.

4. Allocation of Expenses.

All other costs and expenses not expressly assumed by OFI GLOBAL under this Agreement, or to be paid by the General Distributor of the shares of the Fund, shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premiums for fidelity and other insurance coverage requisite to its operations; (iv) the fees and expenses of its Trustees; (v) legal and audit expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and expenses, other than as hereinabove provided, incident to the registration under federal securities laws of shares of the Fund for public sale; (x) expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund; (xi) except as noted above, all other expenses incidental to holding meetings of the Fund’s shareholders; and (xii) such extraordinary non-recurring expenses as may arise, including litigation affecting the Fund and any obligation which the Fund may have to indemnify its officers and Trustees with respect thereto. Any officers or employees of OFI GLOBAL or any entity controlling, controlled by or under common control with OFI GLOBAL, who may also serve as officers, Trustees or employees of the Fund shall not receive any compensation from the Fund for their services.

5. Compensation of OFI GLOBAL.

The Fund agrees to pay OFI GLOBAL and OFI GLOBAL agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee computed on the aggregate net asset value of the Fund as of the close of each business day and payable monthly at the following annual rate:

1.00% of the first $500 million of aggregate net assets,

0.95% of the next $500 million,

0.92% of the next $4 billion,

0.90% of aggregate net assets over $5 billion.

6. Use of Name “Oppenheimer.”

OFI GLOBAL hereby grants to the Fund a royalty-free, non-exclusive license to use the name “Oppenheimer” in the name of the Fund for the duration of this Agreement and any extensions or renewals thereof. Such license may, upon termination of this Agreement, be terminated by OFI GLOBAL, in which event the Fund shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name “Oppenheimer” in the name of the Fund or otherwise. The name “Oppenheimer” may be used or licensed by OFI GLOBAL in connection with any of its activities or licensed by OFI GLOBAL to any other party.

7. Portfolio Transactions and Brokerage.

(a) OFI GLOBAL is authorized, in arranging the Fund’s portfolio transactions, to employ or deal with such members of securities or commodities exchanges, brokers or dealers, including “affiliated” broker dealers (as that term is defined in the Investment Company Act) (hereinafter “broker-dealers”), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the “best execution” (prompt and reliable execution at the most favorable security price obtainable) of the Fund’s portfolio transactions as well as to obtain, consistent with the provisions of subparagraph “(c)” of this paragraph “7,” the benefit of such investment information or research as may be of significant assistance to the performance by OFI GLOBAL of its investment management functions.

(b) OFI GLOBAL shall select broker-dealers to effect the Fund’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by OFI GLOBAL on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

(c) OFI GLOBAL shall have discretion, in the interests of the Fund, to allocate brokerage on the Fund’s portfolio transactions to broker-dealers other than affiliated broker-dealers, qualified to obtain best execution of such transactions who provide brokerage and/or research services (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934) for the Fund and/or other accounts for which OFI GLOBAL and its affiliates exercise “investment discretion” (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934) and to cause the Fund to pay such broker-dealers a commission for effecting a portfolio transaction for the Fund that is in excess of the amount of commission another broker-dealer adequately qualified to effect such transaction would have charged for effecting that transaction, if OFI GLOBAL determines, in good faith, that such commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of OFI GLOBAL and its investment advisory affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, OFI GLOBAL will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. In demonstrating that such determinations were made in good faith, OFI GLOBAL shall be prepared to show that all commissions were allocated for the purposes contemplated by this Agreement and that the total commissions paid by the Fund over a representative period selected by the Fund’s trustees were reasonable in relation to the benefits to the Fund.

(d) OFI GLOBAL shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or “posted” commission rate but will, to the best of its ability, endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Fund for effecting its portfolio transactions to the extent consistent with the interests and policies of the Fund as established by the determinations of its Board of Trustees and the provisions of this paragraph “7.”

(e) The Fund recognizes that an affiliated broker-dealer (i) may act as one of the Fund’s regular brokers so long as it is lawful for it so to act; (ii) may be a major recipient of brokerage commissions paid by the Fund; and (iii) may effect portfolio transactions for the Fund only if the commissions, fees or other remuneration received or to be received by it are determined in accordance with procedures contemplated by any rule, regulation or order adopted under the Investment Company Act for determining the permissible level of such commissions.

8. Duration.

This Agreement will take effect on the date first set forth above. Unless earlier terminated pursuant to paragraph 9 hereof, this Agreement shall remain in effect from year to year, so long as such continuance shall be approved at least annually by the Fund’s Board of Trustees, including the vote of the majority of the trustees of the Fund who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a “majority” (as defined in the Investment Company Act) of the outstanding voting securities of the Fund and by such a vote of the Fund’s Board of Trustees.

9. Termination.

This Agreement may be terminated (i) by OFI GLOBAL at any time without penalty upon giving the Fund sixty days’ written notice (which notice may be waived by the Fund); or (ii) by the Fund at any time without penalty upon sixty days’ written notice to OFI GLOBAL (which notice may be waived by OFI GLOBAL) provided that such termination by the Fund shall be directed or approved by the vote of a majority of all of the Trustees of the Fund then in office or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding voting securities of the Fund.

10. Assignment or Amendment.

This Agreement may not be amended without the affirmative vote or written consent of the holders of a “majority” of the outstanding voting securities of the Fund, and shall automatically and immediately terminate in the event of its “assignment,” as defined in the Investment Company Act.

11. Disclaimer of Shareholder Liability.

OFI GLOBAL understands that the obligations of the Fund under this Agreement are not binding upon any Trustee or shareholder of the Fund personally, but bind only the Fund and the Fund’s property. OFI GLOBAL represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder liability for acts or obligations of the Fund.

12. Definitions.

The terms and provisions of this Agreement shall be interpreted and defined in a manner consistent with the provisions and definitions of the Investment Company Act.

Oppenheimer International Small-Mid Company Fund

By: __________________________

Brian W. Wixted

Treasurer

OFI Global Asset Management, Inc.

By: __________________________

Arthur P. Steinmetz

President and Director